BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 21, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2012

The Fund’s Statement of Additional Information is hereby amended to remove Paul Ma as a portfolio manager of the Fund. All references to and information about Mr. Ma are deleted in their entirety from the Statement of Additional Information. Thomas Callan, CFA, Jean Rosenbaum, CFA and Erin Xie, PhD will continue to serve as co-portfolio managers of the Fund, and the information about them set forth in the Fund’s Statement of Additional Information remains unchanged.

Shareholders should retain this Supplement for future reference.

SAI-OPP-0912SUP